EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Report”) by Cash Systems, Inc. (“Registrant”), I, Andrew Cashin, the Chief Financial Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Andrew Cashin
Andrew Cashin
Chief Financial Officer

Dated: November 9, 2007

Created by 10KWizard            www.10KWizard.com Source: CASH SYSTEMS INC, 10-Q, November 09, 2007